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                                                                   Exhibit 10.24

                            PARTICIPATION AGREEMENT
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                                FIRST AMENDMENT
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     This First Amendment is made as of April 30, 1997 by and between USTRUST, a
Massachusetts Trust Company ("UST") and CORESTATES BANK, N.A., a national banking association (the "Participant").

     WHEREAS, UST and the Participant entered into a Participation Agreement dated June 25, 1996 in connection with a $15,000,000 loan facility pursuant to the terms of a Loan Agreement dated June 25, 1996 (the "Loan Agreement") by and among UST and Brooks Automation Inc., Brooks Automation Canada Corp., Brooks Automation K.K., Brooks Automation Ltd. and Brooks Automation Massachusetts Securities Corp. (collectively, the "Borrower"); and

     WHEREAS, the Borrower and UST have herewith executed a First Amendment to the Loan Agreement which provides for an extension of the Loan.

     NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein and of those contained in the Participation Agreement and of the faithful performance of said covenants and agreements, UST and the Participant covenant, agree, represent and warrant as follows:

     1. Terms. Terms defined in the Participation Agreement are used herein as
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        so defined unless otherwise specifically stated herein.

     2. Representations and Warranties. UST and the Participant each hereby
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        affirm and restate as of the date thereof and hereof each of their respective representations, warranties and covenants contained in the Participation Agreement.

     3. Amendment. The next to the last sentence in Section 1 on page 2 of the
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        Participation Agreement is amended and shall hereafter read as follows:

        "The Loan is to continue until the earlier to occur of (a) a Default as defined in the Loan Agreement or (b) the Termination Date under the Loan Agreement which is December 31, 1998."

     4. Except as specifically amended hereby, all of the terms and provisions of the Participation Agreement shall remain in full force and effect.
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     5. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     EXECUTED as an instrument under seal as of the date first above written.

USTRUST                                CORESTATES BANK, N.A.

By:/s/ Robert L. Whitmore              By:/s/ R. Thomas Esser
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   Robert L. Whitmore, Vice President     R. Thomas Esser, Vice President